Company Confidential 1 Baird Business Solutions Conference February 28, 2007 Exhibit 99.1

Company Confidential

SEC SAFE HARBOR STATEMENT
This presentation contains forward-looking statements which address a variety of subjects including, for example, the expected growth of markets in which CMGI and ModusLink operate, expected industry expansion, expected annual revenue from new engagements, expected reduction in
SG&A, expected improvement in gross margins and operating income, the further execution of ModusLink’s strategic business plan, the development and implementation of business strategies in our target markets and through our venture capital business, the assessment of the companies within the venture capital portfolio and the expected ability of CMGI to reduce its cash usage and operating costs, preserve its capital resources, and grow its businesses. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: CMGI's success, including its ability to improve its cash position, expand its operations and revenues, reduce its costs, improve its gross margins and sustain profitability, depends on its ability to execute on its business strategy and the continued and increased demand for and market acceptance of its products and services; CMGI's management may face strain on managerial and operational resources as they try to oversee the expanded operations; CMGI may not be able to expand its operations in accordance with its business strategy; CMGI's cash balances may not be sufficient to allow CMGI to meet all of its business and investment goals; CMGI may experience difficulties integrating technologies, operations and personnel in accordance with its business strategy; CMGI sells to its clients on a purchase order basis and therefore revenue and financial results are subject to demand variability; CMGI derives a significant portion of its revenue from a small number of customers and the loss of any of those customers could significantly damage CMGI's financial condition and results of operations; the mergers and acquisitions and IPO markets are inherently unpredictable and liquidity events for companies in the venture capital portfolio may not occur; and increased competition and technological changes in the markets in which CMGI competes. This presentation contains certain non-GAAP financial measures.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures can be found in our periodic reports filed with the SEC.  This presentation includes estimates which may not be indicative of future results.  For a detailed discussion of cautionary statements that may affect CMGI's future results of operations and financial results, please refer to CMGI's filings with the Securities and Exchange Commission, including CMGI's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Forward-looking statements represent management's current expectations and are inherently uncertain. We do not undertake any obligation to update forward-looking statements made by us.

Company Confidential

1995
2000
Now
Network of
Companies
& Venture
Capital
Multiple Operating
Businesses (13+)
Search/
Portals
Infrastructure
Interactive
Marketing
Professional
Services
eBusiness &
Fulfillment
Venture
Capital
Supply Chain
Management
Services
Focused Operating
Company
Transforming CMGI
Venture
Capital
2001

Company Confidential

CMGI – Company Overview
Two core businesses that support technology-driven companies
ModusLink – Leading provider of outsourced global supply chain services supporting the Fortune 500
@Ventures – Leveraging 11 years of history investing in early stage companies in the emerging technology markets with current focus on clean energy
Executing a successful turnaround with significant progress in fiscal 2006
$1.1 billion in revenue, 9% growth
Achieved second consecutive profitable year
$16.6 million in cash flow from operations
Strong balance sheet with more than $225 million in cash and marketable securities at July 31

Company Confidential 5 Focus On Two Businesses That Support Technology Driven Companies 1. ModusLink 2. @Ventures

Company Confidential

$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2002 2003 2004 2005 2206 2007 2008
Business Process Outsourcing
Business Process Outsourcing Spending 2002 – 2008 ($Billions)
Source:  IDC
BPO Functions
• Human Resources
• Procurement
• Finance and
accounting
• Customer service
• Logistics
• Sales and
marketing
• Product
engineering
• Training
$700
$600
$500
$400
$300
$200
$100
2006 2002 2003 2004 2005 2007 2008

Company Confidential

Worldwide Supply Chain Services Market
-
91.7% 8.3%
In-house and other supply
chain service competitors
Supply Chain
Service Providers
0.3 0.3
0.4 0.4
0.8
1.0
1.5
3.6
Teckwah Mentor
ware
Global-
Sercom Zomax Banta*
Modus
Link
Arvato
76 80 100 106 197 430 1,100
Revenue
$ Millions
237
Source: IDC; company estimates
$25 Billion
Represents only Hardware,
Software & Storage Verticals
*acquired by R.R.
Donnelley

Company Confidential 8 Plan Source Deliver Make Reverse Logistics Supply Chain Services as Part of BPO Market We simplify the complexities of global supply chain management for our clients

Company Confidential

ModusLink Services that Connect the Supply Chain
mgmt
- -
-
mgmt
-
-
PLAN
SOURCE
Supply Base Management, Inbound Logistics
MAKE
Content/Materials Management, Optimized Product
Configuration, Wireless Activation
DELIVER
Outbound Logistics, Direct to Retail/Consumer, eBusiness
REVERSE
Returns Management, Warranty and Recall
SUPPORT
Call Center, Financial Management Services
Optimized Consulting, Global Inventory Planning

Company Confidential

Design
Post-Sales
Support
Logistics
Reverse
Distributors
ModusLink’s Competitive Positioning
Third party logistics
companies
R&D Procurement
Mfg. &
Assembly
ODMs/Contract
manufacturers
Configuration
Distribution
Forward
Logistics

Company Confidential

Waltham, MA HQ
Raleigh, NC
Hillsboro,OR
Nashville, TN
Lindon, UT
Indianapolis, IN
Austin, TX
Houston, TX
Newark, CA
Ontario, CA
Miami, FL
Monterrey, Mexico
Guadalajara, Mexico
Dublin, Ireland
Kildare, Ireland
Apeldoorn, The Netherlands
Putten, The Netherlands
Orléans, France
Angers, France
Seoul, Korea
Tokyo, Japan
Shimane, Japan
Fukushima, Japan
Kanagawa, Japan
Beijing, China
Shanghai, China
Pudong, China
Kunshan, China
Songjiang, China
Taipei, Taiwan
Shenzhen, China
Futian, China
Hong Kong, China
Penang, Malaysia
Singapore
Americas
Asia
Paris, France
Brno, Czech Republic
Budapest, Hungary
Global Supply Chain Partner
Europe
Global Supply Chain Footprint
Waltham, MA HQ
Raleigh, NC
Hillsboro,OR
Nashville, TN
Lindon, UT
Indianapolis, IN
Austin, TX
Houston, TX
Newark, CA
Ontario, CA
Miami, FL
Monterrey, Mexico
Guadalajara, Mexico
Dublin, Ireland
Kildare, Ireland
Apeldoorn, The Netherlands
Putten, The Netherlands
Orléans, France
Angers, France
Seoul, Korea
Tokyo, Japan
Shimane, Japan
Fukushima, Japan
Kanagawa, Japan
Beijing, China
Shanghai, China
Pudong, China
Kunshan, China
Songjiang, China
Taipei, Taiwan
Shenzhen, China
Futian, China
Hong Kong, China
Penang, Malaysia
Singapore
Paris, France
Brno, Czech Republic
Budapest, Hungary
Waltham, MA HQ
Raleigh, NC
Hillsboro,OR
Nashville, TN
Lindon, UT
Indianapolis, IN
Austin, TX
Houston, TX
Newark, CA
Ontario, CA
Miami, FL
Monterrey, Mexico
Guadalajara, Mexico
Dublin, Ireland
Kildare, Ireland
Apeldoorn, The Netherlands
Putten, The Netherlands
Orléans, France
Angers, France
Seoul, Korea
Tokyo, Japan
Shimane, Japan
Fukushima, Japan
Kanagawa, Japan
Beijing, China
Shanghai, China
Pudong, China
Kunshan, China
Songjiang, China
Taipei, Taiwan
Shenzhen, China
Futian, China
Hong Kong, China
Penang, Malaysia
Singapore
Paris, France
Brno, Czech Republic
Budapest, Hungary
Waltham, MA HQ
Raleigh, NC
Hillsboro,OR
Nashville, TN
Lindon, UT
Indianapolis, IN
Austin, TX
Houston, TX
Newark, CA
Ontario, CA
Miami, FL
Monterrey, Mexico
Guadalajara, Mexico
Dublin, Ireland
Kildare, Ireland
Apeldoorn, The Netherlands
Putten, The Netherlands
Orléans, France
Angers, France
Seoul, Korea
Tokyo, Japan
Shimane, Japan
Fukushima, Japan
Kanagawa, Japan
Beijing, China
Shanghai, China
Pudong, China
Kunshan, China
Songjiang, China
Taipei, Taiwan
Shenzhen, China
Futian, China
Hong Kong, China
Penang, Malaysia
Singapore
Paris, France
Brno, Czech Republic
Budapest, Hungary

Company Confidential

Market Solutions Approach
Established Markets
New Markets
COMMUNICATIONS STORAGE
CONSUMER
ELECTRONICS
Accessories &
Options
Consumer Premises
Equipment
Device Activation
Optimized
Configuration
Digital Content
Load
Optimized
Configuration
Factory Supply
Intelligent VMI
Digital Content
Load
Reverse Logistics
Service Parts
Reverse Logistics
Optimized
Configuration
Service Parts
Factory Supply
Intelligent VMI
Digital Content
Load
Reverse Logistics
COMPUTING
Software
Manufacturing
& Fulfillment
License
Subscription
On Demand Direct
Fulfillment
Reverse Logistics
SOFTWARE
ModusLink Custom Solution Builder
Intelligent VMI
Service Parts
Microsoft Authorized
Replicator
Accessories &
Options
Factory Supply
Reverse Logistics

Company Confidential

Executing Three Core Strategies
e-Commerce
Logistics Management
After Sales Services
Established Markets
New Markets
Focus On Target
Markets
Expand Client
Relationships/
Innovative
Services
Shared Services
Model
Worldwide Best
Practices
Integrated Business
Solution
Investing
to Drive
Operational
Efficiencies
Computing
Software
Storage Media
Communications
Consumer Electronics

Company Confidential 14 Focus On Two Businesses That Support Technology Driven Companies 1. ModusLink 2. @Ventures

MyFamily.com

Mitchell

foodbuy

ObjectVideo

H2Gen

OpenChannel Solutions

ADVENT SOLAR

H2Oil RECOVERY SERVICES, INC.

cmgi

Company Confidential

@Ventures
Established in 1995
70 internet, software and IT
company investments
Recent events:
- WebCT merged with
Blackboard, Inc.
- Realm and Alibris acquired by
private equity firms
- Avamar Technologies acquired
by EMC Corp.
Current Portfolio

Company Confidential

@Ventures V
Fund formed in 2004
Up to $50 million capital
Clean technology focus:
•
Alternative energy
•
Energy efficiency
•
Water purification & management
Recent investments:
•
H2Gen Innovations
•
Advent Solar
•
H2Oil Recovery Services
Leverage deep experience
with emerging technology
companies to foster
development and
encourage liquidity events

Company Confidential 17 Financial Review

Company Confidential

CMGI Financial Overview 2002 - 2006
($ in millions)
Revenue
Operating Profit
Increased Revenue more than 6 fold through acquisitions and organic growth
Created necessary scale to become profitable
Stopped cash drain on Company
$1,053.5
$381.3
$419.1
$147.0
$-
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
2002 2003 2004 2005
$1,148.9
2006
$7.8
$(25.2)
$(93.6)
$(78.5)
$(100.0)
$(80.0)
$(60.0)
$(40.0)
$(20.0)
$-
$20.0
2002 2003 2004 2005 2006
$0.6

Company Confidential

Q2 FY07 Financial Performance ($ in Millions)
*Non-GAAP operating income is defined as operating income/(loss) excluding the effects of charges related to depreciation, amortization of intangible assets and stock-based compensation, impairment of long-lived assets and restructuring.  A reconciliation of non-GAAP operating income to the most directly comparable GAAP measures can be found on Slide 24 of this presentation, in the Form 8-K filed on February 26, 2007 and in the investor section of our website at www.cmgi.com.
**As of end of period.
Q2 FY07 Q2 FY06
Revenue
324.8 $          318.8 $
Operating Income/(loss)
11.3 $            (1.7) $
Non-GAAP Operating Income*
19.5 $            8.8 $
Net Income/(loss)
35.9 $            (6.3) $
Cash and Marketable Securities**
275.0 $          163.0 $

Company Confidential

Target Operating Model (stated on 2/26/07)
* Includes amortization of intangible assets and restructuring.
As percent of Revenue: FY 2006 Target
Gross Margin
10.3% 12-14%
SG&A*
10.2% 7%
Operating Margin
0.05% 5-7%

FY 06 Gross Margin by Verticals

Growth Verticals
$21.9MM
$6.2MM
$15.8MM
67% of our GM $'s are derived from Verticals with an average GM % of 9.3%
$79.3MM
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Computing & Software
Storage
Consumer Electronic
Communications

Source: company estimates

cmgi

Company Confidential

21

Company Confidential 22 FY06 Gross Margin% Target FY06 Gross Margin by Service Source: company estimates $30 $25 $20 $15 $10 $5 0% 10% 15% 20% 30%

Company Confidential

Investor Highlights
ModusLink is the largest provider of outsourced global supply chain services
Pursuing significant market opportunity
Strong, growing customer base including many in the Fortune 500
Turnaround plans are underway and showing significant progress
Leveraging experience in venture capital and a strong track record
Solid financial foundation
Seasoned management team

Company Confidential

Appendix - Reconciliation of Non-GAAP Measure
Table Reconciling Non-GAAP Operating Income to GAAP Operating Income (Loss) and
Net Income (Loss)
January 31, 2007 January 31, 2006
19,531 $              8,807 $
(3,442) (2,193)
(1,206) (1,206)
(1,232) (1,779)
(2,382) (5,326)
11,269 $              (1,697) $
30,443 (452)
5,727 758
Income (loss) from discontinued operations (112) (3,408)
Non-GAAP Operating income
Adjustments:
Depreciation
Amortization of intangible assets
Stock-based compensation
Restructuring, net
GAAP Operating income (loss)
Other income (loss), net
Income tax expense (benefit)
Net income (loss) 35,873 $              (6,315) $
Three Months Ended